SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 1998


                                    CITICORP

               (Exact name of registrant as specified in charter)


       DELAWARE                         1-5738                06-1515595
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                              10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5. Other Events.

      On November 1, 1998, Citigroup Inc., of which Citicorp is a wholly owned subsidiary, issued a press release announcing the integration of its corporate business and certain related executive matters. The relevant portions of that press release are attached hereto as Exhibit 99.01.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Citicorp hereby amends its Schedule 14A, Joint Proxy Statement/Prospectus, dated June 16, 1998, filed with the Securities and Exchange Commission on June 17, 1998 pursuant to Section 14(a) of the Securities Exchange Act of 1934, by deleting in its entirety the section under the heading "Travelers Group Inc. and Citicorp Unaudited Pro Forma Condensed Combined Financial Statements" and, to the extent such information relates to filings made by Travelers Group Inc., the section under the heading "Where You Can Find More Information."

     (c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.01          Press Release of Citigroup Inc. dated November 1, 1998

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            -------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: November 2, 1998